SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                           May 13, 2002 (May 9, 2002)
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                Date of Report (Date of earliest event reported)

                      Revlon Consumer Products Corporation
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             (Exact Name of Registrant as Specified in its Charter)

      Delaware                33-59650                13-3662953
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(State or Other        (Commission File No.)    (I.R.S. Employer
Jurisdiction of                                    Identification No.)
Incorporation)

  625 Madison Avenue
  New York, New York                               10022
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  (Address of Principal                          (Zip Code)
     Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)





Item 5. Other Events and Regulation FD Disclosure

         On May 9, 2002, Revlon, Inc. announced its results for the first quarter of 2002.

         A copy of the press release is attached as Exhibit 99.1 to this report and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

        Exhibit 99.1

        Press Release dated May 9, 2002:
        Revlon Reports First Quarter 2002 Performance



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      REVLON CONSUMER PRODUCTS CORPORATION


                                      By:   /s/  Michael T. Sheehan
                                         --------------------------
                                         Michael T. Sheehan
                                         Vice President

Date:  May 13, 2002

                                 EXHIBIT INDEX


        Exhibit No.        Description

        99.1               Press Release dated May 9 2002:
                           Revlon Reports First Quarter 2002 Performance